Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
We have evaluated subsequent events and transactions and determined that no events or transactions met the definition of a subsequent event for purpose of recognition or disclosure in these financial statements, other than as described below.
In December 2024, the Company signed a Lease Assignment and Assumption Agreement (the “Lease Assignment”) for its New York office lease, whereby a third-party agreed to assume all the Company’s rights, title and interest in and to the lease, including but not limited to the performance by the third-party of all of the Company’s duties and obligations under the lease. The Lease Assignment was contingent upon the landlord’s consent. In January 2025, the Company signed an Assignment and Assumption of Lease with Landlord’s Consent for the New York office lease, which provided the landlord’s consent to the Lease Assignment. The Company is joint and severally liable with the third-party assignee for the obligations under the New York office lease.
In January 2025, Bank of America further reduced our credit line associated with the purchasing card facility from $20.0 million to $18.0 million and changed payment frequency to weekly.
On March 3, 2025, the SEC concluded its inquiry of Bakkt Crypto and, based on the information it had at such time, the SEC advised the Company that it did not intend to recommend an enforcement action against Bakkt Crypto.
On March 14, 2025, our largest client, Webull, notified us that it will not renew its agreement with us when the current term of the agreement ends on June 14, 2025. The non-renewal of its agreement is an indicator of potential impairment of our goodwill. The Company is evaluating the impact of the loss of this client, and given the significance of Webull to our historical Crypto services revenue (as disclosed in Footnote 20), there is risk of a potentially material goodwill impairment that would be recorded in our quarterly results as of March 31, 2025.
We also received notice from Bank of America Corporation (“Bank of America”) on March 14, 2025 that Bank of America would not renew its commercial agreement with us. As a result, such agreement will expire in accordance with its terms on April 22, 2025, subject to the Company’s obligation to provide transition services for up to a 12-month period. Bank of America represented approximately 16% and 18% of our Loyalty net revenue in in the years ended December 31, 2024 and 2023, respectively.
On March 17, 2025, we entered into an agreement with ICE whereby ICE has agreed to purchase all of the outstanding equity interests of Bakkt Trust in exchange for $1.5 million plus the assumption of Bakkt Trust’s regulatory capital requirement, which was approximately $3.0 million as of signing, and certain operating costs of Bakkt Trust during the period between the signing of the purchase agreement and the closing of the transaction (subject to such closing). The closing of this transaction is subject to regulatory approval and other customary conditions.
On March 19, 2025, the Company announced that it had entered into a Cooperation Agreement with Distributed Technologies Research Ltd. (“DTR”) and Akshay Naheta, the sole stockholder of DTR (the “Cooperation Agreement”).
On July 23, 2025, Opco, a wholly owned subsidiary of the Company, entered into an agreement to sell all of the issued and outstanding equity interests of the Acquired Companies to Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman. These entities comprised the Company’s Loyalty Business, and the transaction comprised a part of the Company’s strategic transformation into a pure-play cryptocurrency infrastructure platform. The sale transaction closed on October 1, 2025. Refer to Note 2 and Note 3 for additional details.